UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2013

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

It has been brought to the Company's attention that the government, both at the state and federal level, in Australia, through the National E-Health Transition Authority (NEHTA), could possibly be infringing on patents belonging to the Company (including Australian patent numbers 2006202057 and 2008202401) and other Intellectual Property (collectively the "MMR IP") issued to MyMedicalRecords.com, Inc., a wholly owned subsidiary of MMRGlobal, Inc. NEHTA has reportedly spent an estimated one billion Australian dollars on a Personal Health Records Program which is the subject of the possible infringement, and which may incorporate numerous portions of the MMR IP. The Company is planning on retaining counsel in Australia to determine if any patent infringement of the MMR IP has occurred. At this time there can be no assurances as to the outcome of any potential infringement by any Australian Government or NEHTA.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
February 5, 2013	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer